                                                                      Exhibit 24

                               POWER OF ATTORNEY

        Know all by these presents, that the undersigned hereby constitutes and appoints each of Richard B. Barker and Priscilla Heistad, signing singly, as the undersigned's true and lawful attorney-in-fact, with full power and authority to:

        (1)   prepare, execute in the undersigned's name and on the
              undersigned's behalf, and submit to the U.S. Securities and
              Exchange Commission (the "SEC") a Form ID, including amendments thereto, and any other documents necessary or appropriate to obtain codes and passwords enabling the undersigned to make electronic filings with the SEC of reports required by Section
              16(a) of the Securities Exchange Act of 1934, as amended (the
              "Exchange Act"), or any rule or regulation of the SEC;

        (2)   prepare, execute, deliver and file for and on behalf of the undersigned, in the undersigned's capacity as an officer and/or director of Noble Corporation, an exempted company incorporated in the Cayman Islands with limited liability (the "Company"), Forms
              3, 4 and 5, or any amendment thereto, in accordance with Section
              16(a) of the Exchange Act and the rules promulgated thereunder, and any other forms or reports the undersigned may be required to file in connection with the undersigned's ownership, acquisition or disposition of securities of the Company;

        (3)   do and perform any and all acts for and on behalf of the
              undersigned which may be necessary or desirable to complete and execute any such Form 3, 4 or 5, including any electronic filing thereof, complete and execute any amendment or amendments thereto, and timely file such form with the SEC and any stock exchange or similar authority;

        (4)   seek or obtain, as the undersigned's representative and on the undersigned's behalf, information on transactions in the Company's securities from any third party, including brokers, employee benefit plan administrators and trustees, and the undersigned hereby authorizes any such person to release any such information to the attorney-in-fact for the undersigned and approves and ratifies any such release of information; and

        (5)   take any other action of any type whatsoever in connection with the foregoing which, in the opinion of such attorney-in-fact, may be of benefit to, in the best interest of, or legally required by, the undersigned, it being understood that the documents executed by such attorney-in-fact on behalf of the undersigned pursuant to this Power of Attorney shall be in such form and shall contain such terms and conditions as such attorney-in-fact may approve in such attorney-in-fact's discretion.

        The undersigned hereby grants to each such attorney-in-fact full power and authority to do and perform any and every act and thing whatsoever requisite, necessary or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that such attorney-in-fact, or such attorney-in-fact's substitute or substitutes, shall lawfully do or cause to be done by virtue of this Power of Attorney and the rights and powers herein granted. The undersigned acknowledges that the foregoing attorneys-in-fact, in serving in such capacity at the request of the undersigned, are not assuming, nor is the Company assuming, any of the undersigned's responsibilities to comply with Section 16 of the Exchange Act.

        This Power of Attorney shall remain in full force and effect until (i)
the undersigned is no longer required to file Forms 3, 4 and 5 with respect to the undersigned's holdings of and transactions in securities issued by the
Company, (ii) the date that this Power of Attorney is revoked by the undersigned in a signed writing delivered to any of the foregoing attorneys-in-fact or (iii)
the date that the applicable attorney-in-fact is no longer employed by the
Company or any of its affiliates. For the avoidance of doubt, this Power of
Attorney may cease to be in effect for one or more of the attorneys-in-fact named herein while still being in effect for one or more of the other attorneys-
in-fact named herein.

        IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 3rd day of June, 2021.

                                        /s/ William E. Turcotte
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                                              Signature

                                        William E. Turcotte
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